  EXHIBIT 99.1

Lexaria Bioscience Corp. OTCQX:LXRP | LXX:CSE Drug Delivery Platform Innovator Investor Presentation December 2020 LexariaBioscience.com

Focused on commercialization through partnerships and licensing Lexaria Bioscience – Corporate Highlights Disruptive, patented technology – designed for fast acting, less expensive & more effective oral drug delivery: Potential applications in: Antivirals (COVID-19, HIV and other infectious diseases); Oral Nicotine; NSAIDs (Ibuprofen, Aspirin); Cannabinoids; Fat-Soluble Vitamins (A,D,E,K); PDE5 Inhibitors (Viagra, Cialis); Hormones (Estrogen, Testosterone) DehydraTECH™ Technology Platform: Patented formulation and dehydration processing method changes how the body senses and absorbs drugs orally* Clinically demonstrated (see: https://www.ncbi.nlm.nih.gov/pubmed/31512143 or https://rdcu.be/bQZZi) Designed for faster onset/offset and higher bioavailability in capsules, foods, liquids, mixable powders, etc. 18 patents granted (>50 patent applications pending) covering method-of-use, composition-of-matter and medical treatment claims Programs commenced to evaluate delivery effectiveness with cannabidiol (CBD) for hypertension and antiviral applications for SARS diseases (incl. COVID-19) and other infectious diseases Oral nicotine products to disrupt the US$814 billion** global nicotine market Altria Group international license rights for undisclosed royalty Research collaboration under way with British American Tobacco Also in discussions with other tobacco/pharma companies OTCQX:LXRP | LXX:CSE *Based on subjective and objective clinical testing in 82 human volunteers with CBD, THC and nicotine formulations, in vivo animal testing in 316 rodents with CBD and nicotine formulations and hundreds of thousands of commercial product servings of CBD and THC formulations by Lexaria’s licensing partners. **https://www.bat.com/group/sites/UK__9D9KCY.nsf/vwPagesWebLive/DO9DCKFM

Key Executives, Directors and Advisors



Chris Bunka Chairman & CEO

- Serial entrepreneur involved in several private and public companies since the late 1980's
- Extensive experience in the capital markets, corporate governance, M&A and finance
- Named inventor on multiple patent innovations



John Docherty, M.Sc. President

- Specialist in development of drug delivery technologies
- Former President and COO of Helix BioPharma Corp. (TSX: HBP)
- Named inventor on multiple issued and pending patents
- Pharmacologist and toxicologist



Gregg Smith Strategic Advisor

- Founder and Private Investor, Evolution VC Partners
- Early JUUL Labs, Pax Labs, Beyond Meat investor
- Member of Sand Hill Angels – active Silicon Valley angel investment group
- Previous Investment Banking roles with Cowen and Company, BOA Merrill Lynch



Dr. Philip Ainslie Scientific & Medical Advisor

- Co-Director for the Centre for Heart, Lung and Vascular Health, Canada
- Research Chair in Cerebrovascular Physiology and Professor, School of Health and Exercise Sciences, Faculty of Health and Social Development at the University of British Columbia



Brian Quigley Director

- Co-Founder of cannabis consulting firm, Green Sky Strategy
- 16 years at Altria Group; with seven of those years spent as president and CEO for U.S. Smokeless Tobacco and Nu-Mark



Jamieson Bondarenko, CFA, CMT Capital Markets Advisor

- Capital Markets Advisor to MustGrow Biologics
- Chairman of BriaCell Therapeutics
- Previous Equity Capital Markets roles with Eight Capital, Dundee Securities, HSBC

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Patented DehydraTECH™ Drug Delivery Combine “API” with Fatty Acid Oil Speeds up onset Increases bioavailability Improves palatability API Apply to food / carrier particles Perform dehydration synthesis procedure Fatty Acid (e.g., LCFA) Sorbitol, Gum Arabic, etc. Render as powder or liquid for use in desired final form factor 4 3 2 1 API = Active Pharmaceutical Ingredient LCFA = Long Chain Fatty Acid (e.g., oleic acid rich sunflower oil) OTCQX:LXRP | LXX:CSE * *Based on subjective and objective clinical testing in 82 human volunteers with CBD, THC and nicotine formulations, in vivo animal testing in 316 rodents with CBD and nicotine formulations and hundreds of thousands of commercial product servings of CBD and THC formulations by Lexaria’s licensing partners.

How Does DehydraTECH™ Work?

Fatty acids are believed to block and shunt bound APIs away from bitter taste receptors[1]

Lipids enable gastric protection and rapid passage[2]

Small intestine quickly absorbs LCFAs into lymphatics (bypassing first pass liver effect) and MCFAs via the liver[3]



Canada NRC·CNRC

- ✓ Close collaboration with largest R&D organization in Canada, the National Research Council, since January 2017
- ✓ Thoroughly evaluated through:
  - ✓ Nuclear Magnetic Resonance (NMR);
  - ✓ Fourier Transform Infrared Spectroscopy (FTIR);
  - ✓ Liquid Chromatography-High Resolution Mass Spectroscopy (LC-HRMS);
  - ✓ Dynamic Light Scattering (DLS); and Zeta Potential analysis
- ✓ NMR molecular characterization suggests DehyrdraTECH does not change the chemical structure of the API it delivers, allowing some reliance on original API safety characterization.
- ✓ DehydraTECH shown to reduce particle size through a patented, novel method[4]

API = Active Pharmaceutical Ingredient
LCFA = Long Chain Fatty Acid
MCFA – Medium Chain Fatty Acid
[1]Coupland & Hayes (2014). Pharm Res. Nov 31(11); 2921-2939 [2]Soehngen et al., (1998). Arthritis & Rheumatism. Vol 31, No. 3.
[3]Iqbal & Hussain (2009). Am J Physiol Endocrinol Metab. Jun;296(6);E1184-94
[4]Based on dynamic light scattering particle size evaluation studies conducted by Canada's National Research Council as announced July 16, 2020.

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Reduces Drug Administration Costs Increases bioavailability Improves speed of onset Masks unwanted taste* Eliminates the need for sugar-filled edibles Much more effective at delivering drug into bloodstream*** Effects are felt in minutes** Higher ratio of drug delivery expected to lower overall drug costs DehydraTECH™ – Patented Technology Potential Benefits Patented drug delivery technology may improve oral administration of Active Pharmaceutical Ingredients (APIs) Increases brain absorption Animal testing suggests up to 19x improvement**** OTCQX:LXRP | LXX:CSE *Based on subjective clinical testing in 30 human volunteers with CBD, THC and nicotine formulations and hundreds of thousands of commercial product servings of CBD and THC formulations by Lexaria’s licensing partners. **Based on subjective clinical testing in 70 human volunteers with CBD, THC and nicotine formulations and hundreds of thousands of commercial product servings of CBD and THC formulations by Lexaria’s licensing partners. ***Based on objective clinical testing in 12 human volunteers with CBD formulations, and in vivo animal testing in 316 rodents with CBD and nicotine formulations ****www.lexariabioscience.com/news/lexaria-bioscience-announces-new-dehydrateh-innovation-files-new-patents/

Growing Markets 2017 2025 $900B $510B 6.9% CAGR OTCQX:LXRP | LXX:CSE Global Drug Delivery Systems Market https://www.transparencymarketresearch.com/drug-delivery-systems-market.html https://www.grandviewresearch.com/industry-analysis/controlled-release-drug-delivery-market Becton, Dickinson & Company, Johnson and Johnson Services, Inc., AstraZeneca plc., Baxter International, Inc., Novartis AG, F. Hoffman-La Roche, GlaxoSmithKline plc, and Antares Pharma, Inc. are some of the renowned companies in the global drug delivery systems market

Major Product Development Pipeline Opportunities OTCQX:LXRP | LXX:CSE POC = Proof-of-concept

DehydraTECH™ for Cannabinoids - Faster and More Effective Delivery

Methods of Cannabinoid Consumption

1. Inhalation
   - High bioavailability (~27%[1]), harmful to Lungs
2. Sub-lingual (under tongue)
   - Medium bioavailability (~13%[2]), foul taste
3. Oral – Gastrointestinal Tract
   - Low bioavailability (~6%[1]), sugar filled to mask taste

DehydraTECH™ (Oral Technology)

Transforms the way cannabinoids enter the bloodstream through the gastrointestinal tract

- Fast Acting
- Improved Taste
- Increased Bioavailability
- Improved Blood Brain Barrier Penetration[3]

CASE STUDY: TurboCBD™ - Lexaria's Oral CBD Product

- 90mg DehydraTECH dose vs. Competitor 100mg dose
- Competitor delivers virtually zero CBD at 30 minutes
- Lexaria quicker "on" and quicker "off"



D 90mg
PTL101 - 100mg
Plasma concentration (ng/mL)
0
10
20
30
40
50
60
0 30 60 90 120 150 180 210 240 300 360 420 480
Time (min)

Faster onset and offset; higher peak concentration

Pharmacokinetic comparison of the ingestion of DehydraTECH™ 90mg (solid black solid circles) and PhytoTech Therapeutics' PTL101-100mg gelatin matrix capsules (dashed grey open squares) [Atsmon et al., Clinical Pharmacology in Drug Development 2018, 7(7) 751–758].

[1] Clin Chem. 2011 Jan; 57(1): 66–75.
[2] Clinical Pharmacology in Drug Development 2017, 00(0) 1–8
[3] Based upon preclinical studies in animals

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Case Study: TurboCBD™ - Clinically Demonstrated Blood/Body Response Benefits

- 2018 European human clinical study (n=12)
- Double-blind, 90 mg CBD dose
- 317% more CBD delivered ≤ 30 min (only TurboCBD 90 > placebo; $p<0.05$)
- Higher CBD delivery throughout entire study
- Lower blood pressure shown vs. baseline ($p < 0.05$)
- Higher cerebral perfusion shown vs. baseline ($p < 0.001$)



Venous plasma concentration (ng/mL)
Time (min)
Turbo 90mg
90mg
placebo
**
**
Ψ
Ψ
317% more
CBD delivered
≤ 30 min.
0
10
20
30
40
50
60
70
80
0
30
60
90
120
150
180
210
240
270
300
330
360

Plasma cannabidiol (CBD) concentration in venous blood over 6 hours following consumption of generic 90mg (dashed black open circles) CBD doses compared to DehydraTECH™ 90mg (solid grey solid circles) CBD doses. Standard error included for clarity. **$p<0.01$ TurboCBD™ 90mg > all others; Ψ$p<0.05$ only TurboCBD 90mg > placebo. Note both generic and DehydraTECH™ are otherwise significantly greater when compared to placebo.

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Significant BP Reduction and Cerebral Perfusion OTCQX:LXRP | LXX:CSE

Hypertension Affects More Than 1 Billion People / Year Common side effects of current hypertension treatments include:* Potassium loss Respiratory effects Dizziness and weakness Reduced kidney function OTCQX:LXRP | LXX:CSE Lexaria is researching CBD-based treatments that may have fewer side effects: Q1, 2020: Double-blinded, placebo controlled cross-over pilot study (300 mg DehydraTECH CBD) planned for Q1, 2021 to confirm and expand on results of Lexaria's 2018 human clinical pilot study (hospital ethics board approvals granted; study preparations underway) Intended to compliment Lexaria’s 2018 study in which a single 90 mg dose of Lexaria’s TurboCBD provided evidence of significant blood pressure reduction * https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5863783/ * wwww.rxlist.com/high_blood_pressure_hypertension_medications/drug-class.htm **https://www.who.int/news-room/fact-sheets/detail/hypertension ***https://www.biospace.com/article/antihypertensive-drugs-market-rising-global-burden-of-hypertension-provides-impetus-for-development-of-new-drugs/

Revenue Generation Underway and Growing in Cannabinoid Sector OTCQX:LXRP | LXX:CSE Wholly-owned subsidiary Lexaria Hemp Corp. generates revenues from DehydraTECH-enabled CBD powders via its licensees and fee-for-service clientele; Lexaria announced that it had received purchase-order commitments for over 8.0 million CBD servings to be processed during the Company’s fiscal Q1 2021 which ended November 30, 2020; Lexaria has also received verbal requests from existing licensees to prepare the Company’s facilities to produce at least 56 million servings during the calendar year 2021; and This compares to approximately 1.2 million CBD servings already processed in the Company’s fiscal Q4 that ended August 31, 2020, and approximately 0.7 million CBD servings during the Company’s fiscal Q3 that ended May 31, 2020 Pursuant to plans for Lexaria to uplist to a national US securities exchange, Lexaria sold its non-core, non-pharmaceutical THC-related business assets for gross proceeds of $3.85 million CDN (Approx US$2.85 million).

* https://www.who.int/news-room/fact-sheets/detail/tobacco **https://www.cdc.gov/tobacco/data_statistics/fact_sheets/health_effects/tobacco_related_mortality/index.htm NICOTINE – $814 Billion Global Mega-Market Smoking is the world’s leading cause of preventable death Although nicotine is not a benign substance, it is the burning of tobacco and other substances inhaled through smoking that causes cancer, heart disease and bronchitis.   Combustion of tobacco creates >7,000 chemicals (including tar, ammonia, carbon monoxide & arsenic); >70 of which are known cancer-causing carcinogens. FDA has a comprehensive regulatory plan to: Reduce nicotine in cigarettes to non-addictive levels; Encourage new product classes that deliver nicotine without the toxic by-products of burning tobacco. “Cigarettes are the only legal consumer product that, when used as intended, will kill half of all long-term users.“ – FDA OTCQX:LXRP | LXX:CSE

Blood sampling T=0, 15, 30, 45, 60, 120, 240 and 480 min 48% improvement in peak Cmax nicotine delivery to the bloodstream relative to controls 1,160% faster delivery of equivalent peak Cmax quantities of nicotine to the bloodstream than achieved with controls (within 15 min vs. 2.9 hours) 560% higher brain levels of nicotine where nicotine effects are focused, compared to controls DehydraTECH Science – Oral Nicotine Delivery April 2018; n=12 (in-vivo) August 2018; n=40 (in-vivo) Blood sampling T=0, 2, 4, 6, 8, 12, 15, 30, 45 and 60 min 90% more nicotine delivered at 10 minute mark 70% more nicotine delivered overall within first 15 mins of study 94% more nicotine delivered over the 60 min study period 295% higher brain levels of nicotine where nicotine effects are focused, compared to controls OTCQX:LXRP | LXX:CSE

https://www.marketwatch.com/press-release/smokeless-tobacco-market-share-size-global-growth-prospects-trends-industry-analysis-key-players-and-forecast-to-2025-2020-11-05

Lexaria BIOSCIENCE

Strategic Licensing – Oral Nicotine Delivery

Altria Group License

- **January 2019**: License and funding to test ingestible/oral nicotine products
- International licence rights
- Undisclosed royalty on any oral nicotine product sales utilizing DehydraTECH

Lexaria BIOSCIENCE + Altria → Lexaria NICOTINE

Majority Interest | Minority Interest

Oral Nicotine (Non-Smoking Alternative)

- 68% of U.S. smokers wish to quit; 55% attempt & fail each year; 7.5% succeed – FDA is encouraging new product classes to improve successful quit attempts *
- Non-combusted nicotine delivery represents an increasingly large fraction of global demand **
- **A fast acting, high absorption and palatable orally-ingestible nicotine product is an eloquent solution and would satiate not only the physical nicotine craving, but also the behavioral, emotional and social aspects associated with nicotine addiction**

Research collaboration also in process with British American Tobacco and discussions underway with other Global-500 companies for DehydraTECH oral nicotine use

* https://www.cdc.gov/tobacco/data_statistics/fact_sheets/cessation/smoking-cessation-fast-facts/index.html

** https://www.marketwatch.com/press-release/smokeless-tobacco-market-share-size-global-growth-prospects-trends-industry-analysis-key-players-and-forecast-to-2025-2020-11-05

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Target Infectious Disease Drug Classes – COVID-19, HIV & Other

Viral Diseases → Treatment → Antiviral Drugs

Viral Diseases → Vaccines

Antiretroviral Drugs
- Protease Inhibitors
- Fusion Inhibitors
- Nucleoside, Non- Nucleoside & Nucleotide Reverse Transcriptase Inhibitors

General Antiviral (Non-Retro)
- Nucleoside and Nucleotide Analogs
- Pyrimidines
- Antisense Drugs
- Interferon-Alpha and Combinations
- Topical Immune Modulators
- Ion Channel Function Inhibitors of M2 Proteins and Neuraminidase Inhibitors

Antiviral drug market $36.1B; expected to grow to $44.2B by 2026 ·

Lexaria PHARMA

Target Diseases:
- COVID-19
- HIV
- HSV
- Influenza
- EBV
- HEP
- CMV

- https://www.marketwatch.com/press-release/antiviral-drugs-market-size-growth-2020-covid-19-impact-on-healthcare-sector-share-business-regional-analysis-competitive-landscape-with-global-forecast-to-2026-2020-11-04?tesla=y

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Powered by Lexaria BIOSCIENCE

COVID-19 (SARS-CoV-2)



Present Antiviral Therapy Landscape

- Antiviral therapies are being investigated to potentially fight infection
- Oral antiviral therapies needed for mass distribution
- Many oral antiviral drugs are fat soluble and poorly absorbed, compromising potency and are exceptionally expensive, limiting access if hundreds of millions of doses are required

Lexaria's DehydraTECH – Antiviral Research

- DehydraTECH is clinically demonstrated to significantly increase bioavailability for fat soluble drugs*
- Pilot human PK study pending at a leading Canadian university (conditional hospital ethics board approval received)
- Rodent PK study completed evidencing **significant enhancement in oral delivery of antiviral drugs**
- Objective is to increase drug delivery orally for **greater therapeutic response, tolerability and to lower cost of drugs**
- Research expected to lead to expanded safety and efficacy testing in COVID-19 and other infectious disease animal models

Many oral antivirals are poorly absorbed fat soluble drugs which compromises potency and are exceptionally expensive – limiting dosing capability

*Based on objective clinical testing in 12 human volunteers with CBD formulations, and in vivo animal testing in 316 rodents with CBD and nicotine formulations

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DehydraTECH Science – Oral Antiviral Delivery OTCQX:LXRP | LXX:CSE December 2020: Rodent PK study completed (n=40) demonstrating significant enhancement in antiviral drug delivery using DehydraTECH; Two drugs studied (darunavir and efavirenz) from representative classes of antiviral compounds under investigation today for SARS-CoV-2/COVID-19 therapy (i.e., protease inhibitors and reverse transcriptase inhibitors), and in use for treatment of HIV/AIDS; More research planned for 2021 to expand upon these findings with additional antiviral drugs that are being investigated specifically for SARS-CoV-2/COVID-19; HIV/AIDS, and other viral disease. AUC = Area Under the Curve; i.e. total drug absorption AUClast = Measured AUC over 24 hr study duration AUC∞ = Theoretical extrapolated maximum AUC beyond 24 hr study duration

Corporate and Financial Information www.LexariaBioscience.com Product Licensing & Investor Inquiries: info@LexariaBioscience.com OTCQX:LXRP | LXX:CSE *as of 12/29/2020, source BigCharts

Investment Catalysts/Highlights Disruptive drug delivery technology with multiple opportunities for success in antivirals, nicotine, cannabinoids, other APIs; Investigation planned or underway with CBD for hypertension, antivirals for COVID-19 and other infectious diseases, and for nicotine; Rapidly growing revenue-generation for DehydraTECH-enabled CBD powders; Additional DehydraTECH transactions expected through 2021; Major US exchange uplist intended Q1, 2021. OTCQX:LXRP | LXX:CSE

Lexaria Bioscience Corp. LXRP:US | LXX:CSE Drug Delivery Platform Innovator 866.221.3341 IR@lexariabioscience.com LexariaBioscience.com CONTACT:

Scientific Appendix OTCQX:LXRP | LXX:CSE

Example Nicotine Blood Absorption Data NOTE: No AEs reported. p Value < 0.05 signifies statistical significance OTCQX:LXRP | LXX:CSE

Nicotine Brain Tissue PK Data Highlighted 17LEXAP1 - Study of 12 lab rats with Brain Testing at 24 hours April 2018 18LEXAP1 - Study of 40 lab rats with Brain Testing at 1, 4, 8 and 24 hours August 2018 OTCQX:LXRP | LXX:CSE

Nicotine NMR Analyses (T=0) No chemical shift apparent ruling out covalent bonded new chemical compound OTCQX:LXRP | LXX:CSE

2018 TurboCBD™ Clinical Study OTCQX:LXRP | LXX:CSE

DehydraTECH Enhancement Underway 19LEXAP1 (05/19) Design: DehydraTECH CBD (with & without an intestinal absorption “enhancement” ingredient incorporation) vs. MCT-based CBD positive control Enhancement Ingredient is on FDA GRAS List 25 mg/Kg (oral gavage) Standard DehydraTECH formulation: CBD + sunflower oil + infusion substrate Enhanced DehydraTECH formulation: CBD + sunflower oil + infusion substrate + “enhancement” ingredient MCT formulation: CBD + MCT oil + infusion substrate 30 male Sprague Dawley (SD) rats (3 groups of 10) Jugular vein cannulation for blood collection Blood sampling T=0, 2, 4, 6, 8, 10, 12, 15, 30, 45 and 60 min OTCQX:LXRP | LXX:CSE

Thank you OTCQX:LXRP | LXX:CSE